GUIDESTONE FUNDS
Supplement dated August 27, 2020
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         CHANGES TO BOARD OF TRUSTEES
Effective June 9, 2020, John R. Morris no longer served as a trustee who is an “interested person” of GuideStone Funds (“Interested Trustee”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. All references in the SAI to Mr. Morris are deleted in their entirety. Effective immediately, the SAI is hereby amended to add David Cox, Sr. as an Interested Trustee of the Board of Trustees of GuideStone Funds.
Under the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 53, the following information is added in alphabetical order to the portion of the table listing the Interested Trustees:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	LLP Manager, Penske Logistics, Inc., 2004 – present.	24	None
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)	Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)	Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
Also in the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 53, the following paragraph is added in alphabetical order:
David Cox, Sr. Mr. Cox is the LLP Manager for Penske Logistics, Inc. in Detroit, Michigan, where he has served since 2004. He has 25 years of experience in personal finance and with past licenses in the investment, insurance and mortgage industries. Mr. Cox holds a Bachelor of Science degree in Business Economics from Florida A&M University and a degree in Christian Education from Golden Gate Seminary. He is President of the Board of Directors and the Program Director of Financial Literacy for Educating U-4 Life, CDC. Mr. Cox serves as the Secretary for the Michigan African American Fellowship and Treasurer for Greater Detroit Baptist Association. He currently serves on the Board of Trustees of GuideStone Financial Resources.
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In the section entitled Security and Other Interests, beginning on page 58, the following information is added in alphabetical order to the portion of the table listing the Interested Trustees, which is current as of June 30, 2020:
Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
David Cox, Sr.	NONE	NONE
In the section entitled Security and Other Interests, beginning on page 58, the first paragraph after the table is deleted in its entirety and replaced with the following:
As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of June 30, 2020.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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